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                                                                   EXHIBIT 10.20


                          EXTENDED SYSTEMS INCORPORATED

                          REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (the "AGREEMENT"), dated as of February 18, 1998 is entered into by and among Extended Systems Incorporated, a Delaware corporation (the "COMPANY"), and the individuals and entities listed on Exhibit A attached hereto (collectively, the "STOCKHOLDERS").


                                 R E C I T A L S

        A. Those Stockholders designated on Exhibit A hereto as Note Holders (the "NOTE HOLDERS") and the Company are parties to the Convertible Subordinated Promissory Notes and Warrant Purchase Agreement dated September 30, 1992 (the "NOTE AND WARRANT PURCHASE AGREEMENT").

        B. Section 5 of the Note and Warrant Purchase Agreement grants certain registration rights to the Note Holders with respect to Common Stock issuable to the Note Holders pursuant to certain notes and warrants issued thereunder (the "ORIGINAL NOTE AND WARRANT HOLDERS' REGISTRATION RIGHTS").

        C. On December 7, 1993, the Board of Directors of the Company granted Gary D. Atkins Registration Rights with respect to 10% of his fully diluted shares of Common Stock as of December 7, 1993.

        D. The Note Holders and the Company desire that the Original Note and Warrant Holders' Registration Rights be terminated and replaced with the registration rights contained herein on a pari passu basis with Mr. Atkins.

        NOW THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto agree as follows:





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                                    SECTION 1
                                   DEFINITIONS

         1.1 CERTAIN DEFINITIONS. Hereafter, in this Agreement the following terms shall have the following respective meanings:

              "ATKINS SHARES" shall mean 92,695 shares of Common Stock held by Gary Atkins.

              "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or Exchange Act.

              "COMMON STOCK" shall mean the authorized Common Stock of the Company.

              "CONVERSION SECURITIES" means the Common Stock issued or issuable pursuant to conversion of the notes issued pursuant to the Note and Warrant Purchase Agreement (the "NOTES").

              "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

              "HOLDER" or "HOLDERS" shall mean any Person holding Registrable Securities and any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance with Section 2.10 hereof.

              "PERSON" shall mean any individual, firm, company, corporation, unincorporated association, partnership, trust, joint venture or other entity, and shall include any successor (by merger or otherwise) of such entity.

              "REGISTRABLE SECURITIES" means (i) the Conversion Securities, (ii) the Atkins Shares and (iii) any Common Stock of the Company issued or issuable in respect of the Conversion Securities or the Atkins Shares or other securities issued or issuable pursuant to the conversion of the Conversion Securities or the Atkins Shares upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to the Conversion Securities or the Atkins Shares; provided, however, that shares of Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, Rule 144 transaction or otherwise, or (B) sold or are available for sale in the opinion of counsel to the Company in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

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                The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                "REGISTRATION EXPENSES" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Section 2.1 and 2.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                "SELLING EXPENSES" shall mean (i) all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and (ii) all fees and disbursements of counsel for the Holders.

                "SHARES" held by any Person shall mean the shares issuable pursuant to the Notes and Warrants (calculated on an as-converted basis) and the shares of Common Stock held by such Person.

                "VOTING SECURITIES" shall mean the Common Stock, any other securities of the Company entitled to vote in the election of directors of the Company, any securities convertible into, exchangeable for such securities, and any options, warrants or other rights to purchase such securities.


                                    SECTION 2
                               REGISTRATION RIGHTS

         2.1    "PIGGY BACK" REGISTRATION.

                (a) If at any time the Company shall determine to register under the Securities Act (including pursuant to a demand of any stockholder of the Company exercising registration rights) any of its Common Stock, other than a registration relating solely to employee stock option or purchase plans, or a registration statement on Form S-4 (or any similar form promulgated by the Commission) relating solely to a Rule 145 transaction, the Company shall send to each Holder written notice of such determination and, if within ten (10) days after receipt of such notice, such Holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of such Holder's Registrable Securities that such Holder requests to be registered.


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                (b) If the registration of which the Company gives notice
involves an underwriting, all Holders proposing to have registered their Registrable Securities, shall enter into an underwriting agreement in customary form with the underwriter selected for such underwriting. If the underwriter determines that marketing factors require a limitation of the number of securities to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting pro rata.

                (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

        2.2 REGISTRATION ON FORM S-3. In addition to the rights provided the Holders in Section 2.1 above, if the registration of Registrable Securities under the Securities Act can be effected on Form S-3 (or any similar form promulgated by the Commission), the Company will promptly so notify each Holder, including each Holder who has a right to acquire Registrable Securities, and then will at any time, and from time to time, thereafter, as expeditiously as possible, use its best efforts to effect qualification and registration under the Securities Act on Form S-3 of all or such portion of the Registrable Securities as the Holder shall specify.

        2.3 EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for up to nine (9) months of any registration statement pursuant to which any of the Registrable Securities are being offered.

        2.4 INDEMNIFICATION. In the event that the Company registers any of the Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each Holder and each underwriter of the Registrable Securities so registered and each person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus, as amended, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based

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on an untrue statement or omission with respect to information furnished to the
Company by or regarding such Holder, underwriter or controlling person in connection with such registration.

        2.5 EXCHANGE ACT REGISTRATION. The Company will use its best efforts to file on a timely basis with the Commission all information that the Commission may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, shall use its best efforts to take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company's Common Stock.

        2.6 FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding Sections of this Section 2 the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

            (a) Furnish to each selling Holder such copies of each preliminary and final prospectus and any other documents that such Holder may reasonably request to facilitate the public offering of its Registrable Securities.

            (b) Use its best efforts to register or qualify the Registrable Securities to be registered pursuant to this Section 2 under the applicable securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request; provided, however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject;

            (c) Furnish to each selling Holder a signed counterpart of:

                (i) an opinion of counsel for the Company, dated the effective date of the registration statement, and

                (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement;

            (d) Permit each selling Holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them; and

            (e) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering unless confidential treatment of such information has been requested of the Commission.


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         2.7    EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with registrations pursuant to Sections 2.1 and 2.2, shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

         2.8    TRANSFER OF REGISTRATION RIGHTS.

                (a) The registration rights of the Note Holders under this
Section 2 may be transferred to any transferee of Registrable Securities.

                (b) The registration rights of Gary Atkins under this Section 2 may not be transferred.

         2.9 NO SUPERIOR RIGHTS. The Company will not grant registration rights to any Person that are superior to the rights granted hereunder.

         2.10 TERMINATION OF PRIOR RIGHTS. The Note Holders and the Company agree that the Original Note and Warrant Holders' Registration Rights are hereby terminated. Each of the Stockholders and the Company agree that this Agreement sets forth their complete agreement and understanding between the Stockholders and the Company with respect to registration or similar rights.

                                    SECTION 3
                                  MISCELLANEOUS

         3.1 GOVERNING LAW. This Agreement shall be governed and construed in all respects in accordance with the laws of the State of Idaho as applied to agreements made and performed in Idaho by residents of the State of Idaho.

         3.2 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that Holders of at least a majority of the Registrable Securities may, with the Company's prior written consent, waive, modify or amend on behalf of all holders, any provisions hereof.

         3.3 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid or otherwise delivered by hand or by messenger, addressed (a) if to a Holder at such Holder's address set forth Exhibit A, or at such other address as such Holder shall have furnished to the Company in writing or


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(b) if to any other holder of any shares of Company Stock, at such address as such holder shall have furnished the Company in writing, or until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such shares who has so furnished an address to the Company, or
(c) if to the Company, one copy should be sent to its address set forth in Exhibit B and addressed to the attention of the Corporate Secretary or at such other address as the Company shall have furnished to the Holders.

                Each such notice or other communication shall, unless otherwise expressly provided herein, be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         3.4 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         3.5 WAIVER OF CONFLICT. Each party to this Agreement, and their subsidiaries, if any, that have been or continue to be represented by Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Company, hereby acknowledges that Rule 3-310 of the Rules of Professional Conduct promulgated by the State Bar of California requires an attorney to avoid representations in which the attorney has a relationship with another party interested in the representation without the informed written consent of all parties affected. By executing this Agreement, each of the Holders and the Company hereto gives their informed written consent to the representation of the Company by Wilson Sonsini Goodrich & Rosati, Professional Corporation in connection with this Agreement and the transactions contemplated hereby, notwithstanding such prior and current representation of Holders and certain of their subsidiaries.

         3.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         3.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Holders, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         3.8 COSTS AND ATTORNEY'S FEES. In the event that any action, suit or other proceeding is instituted concurring or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorney's fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.


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         3.9    ADJUSTMENTS FOR STOCK SPLITS, ETC. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specified number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

         3.10 AGGREGATION OF STOCK. All shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.



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         IN WITNESS WHEREOF, the parties have executed this Registration Rights
Agreement as of the date first above written.

EXTENDED SYSTEMS INCORPORATED
A DELAWARE CORPORATION


By:      /s/ Steven D. Simpson
    ---------------------------------------
         Steven D. Simpson, President & CEO

By:      /s/ Robert G. Hamlin
    ---------------------------------------
         Robert G. Hamlin, Secretary



SUMMIT PARTNERS II, L.P.

By: Summit Partners II, L.P., General Partner

      By: Stamps, Woodsum & Co. II, General Partner

      By:     /s/ Gregory M. Avis
          ----------------------------------
              General Partner


SUMMIT INVESTORS II, L.P.

By:      /s/ Gregory M. Avis
    ---------------------------------------
         General Partner


GARY D. ATKINS


         /s/ Gary D. Atkins
    ---------------------------------------
         Gary D. Atkins

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                                    EXHIBIT A

                            SCHEDULE OF STOCKHOLDERS

NAME AND ADDRESS

Gary D. Atkins
P.O. Box 68
Pinedale, WY 82941
With a copy to:

Robert Hamlin
Hamlin & Sasser
802 West Bannock, Suite 601
Boise, Idaho 83701

NOTE HOLDERS

Summit Partners II, L.P.
499 Hamilton Avenue, Suite 200
Palo Alto, CA 94301

Summit Investors II, L.P.
499 Hamilton Avenue, Suite 200
Palo Alto, CA 94301



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                                    EXHIBIT B

COMPANY ADDRESS

Extended Systems Incorporated
6123 North Meeker Avenue
Boise, Idaho 83704
Facsimile: (208) 377-1906